                                                                     Exhibit 99


                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE



In re:                                                   Case No.: 396-06840
                                                                  -------------
      Comptronix Corporation                             Judge:      Lundin
      --------------------------------                            -------------

      --------------------------------

                                                         Chapter 11

Debtor(s)


        MONTHLY OPERATING REPORT FOR MONTH ENDING             3/02/97
                                                 ------------------------------

        COMES NOW, COMPTRONIX CORPORATION Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing February 3, 1997 and ending March 2, 1997 as shown by the report and exhibits consisting of 13 pages and containing the following, as indicated:


            X   Monthly Reporting Questionnaire (Attachment 1)
          ------

            X   Comparative Balance Sheets (Forms OPR-1 & OPR-2)
          ------

            X   Summary of Accounts Receivable (Form OPR-3)
          ------

            X   Schedule of Postpetition Liabilities (Form OPR-4)
          ------

            X   Statement of Income (Loss) (Form OPR-5)
          ------


        I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.


Date: 3/24/97                   DEBTOR-IN-POSSESSION
     -------------------
                                By: /s/ F. Townes Duncan
                                   ------------------------------------
                                Name & Title: F. TOWNES DUNCAN
                                             --------------------------
                                Address: 5123 Virginia Way, Suite C-22
                                        -------------------------------
                                         Brentwood, TN 37027
                                ---------------------------------------

                                Telephone Number: 615/377-3330
                                                 ----------------------

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


CASE NAME:      Comptronix Corporation

CASE NUMBER:    396-06840

MONTH OF:       February 1997


1. Payroll State the amount of all executive wages paid and taxes withheld and paid.


        Name and Title                                                  Wages Paid                                 Taxes
                                                                 -------------------------                ------------------------
        of Executive                                                 Gross         Net                        Due          Paid
                                                                 ------------   ----------                ------------   ---------
        --------------------------------------------------------------------------------------------------------------------------
        --------------------------------------------------------------------------------------------------------------------------
        --------------------------------------------------------------------------------------------------------------------------
        --------------------------------------------------------------------------------------------------------------------------
        --------------------------------------------------------------------------------------------------------------------------
        --------------------------------------------------------------------------------------------------------------------------
        Total Executive Payroll:                                 0.00           0.00                      0.00           0.00
                                 -------------------------------------------------------------------------------------------------


2.      Insurance Are all premium payments current?    yes  Please detail
        coverages in effect below. If any coverages have been changed or renewed, please attach binder or certicate.


                                                                                                                            Date
                                         Name of          Coverage                         Expiration         Premium     Coverage
          Type                           Carrier           Amount         Policy #            Date            Amounts     Pd. Thru
          ----                           -------          --------        --------         ----------         -------     --------
        Casualty
                                         -----------------------------------------------------------------------------------------
        Workers' comp                    Wausau Ins.      $  500,000    0217-02-075880        09/08/76        $  2,570    09/08/96
                                         -----------------------------------------------------------------------------------------
        General liab.
                                         -----------------------------------------------------------------------------------------
        Vehicle
                                         -----------------------------------------------------------------------------------------
        Other (specify):
                                         -----------------------------------------------------------------------------------------

        D&O                        St. Paul Surplus       $3,000,000      SD05500726          07/01/97        $128,400    07/01/97
        --------------------------------------------------------------------------------------------------------------------------
        Excess D&O                 Tamarack Amer          $2,000,000      TDX9823938          07/01/97         $64,200    07/01/97
        --------------------------------------------------------------------------------------------------------------------------
        Excess Workers' Comp       Midwest Employ         $2,000,000      4400-SA-AL          07/01/98         $41,920    07/01/97
        --------------------------------------------------------------------------------------------------------------------------

                                                                    ATTACHMENT 1
                                                                          PAGE 2
                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                       MONTHLY REPORTING QUESTIONNAIRE


CASE NAME:      Comptronix Corporation
             ---------------------------------------------
CASE NUMBER:    396-06840
             ---------------------------------------------
MONTH OF:       February 1997
             ---------------------------------------------

3.      Bank Accounts                                                             Account Type
        -------------                            ---------------------------------------------------------------------------------
                                                 Operating        Int Bearing           Payroll         Other              Total
                                                 ---------        -----------           -------         -----              -----
        Bank name                                 Amsouth           Amsouth             Amsouth       NationsBank
                                                 ---------        -----------           -------       -----------
        Account #                                 2791862          5300426253           2791870     102321446

                                                  -------          ----------           -------     ---------
        Beginning book balance                    161,994           4,063,870                 0             0            4,225,864
                                                  -------          ----------           -------     ---------            ---------
        Plus: Deposits                             47,730                   0                 0             0               47,730
                                                  -------          ----------           -------     ---------            ---------
           (Attach detailed listing)

        Less: Disbursements                        14,900                   0                 0             0               14,900
                                                  -------          ----------           -------     ---------            ---------
           (Attach detailed listing)

        Other:
           Transfers In (Out)                           0                                     0             0                    0
                                                  -------          ----------           -------     ---------            ---------
        Ending book balance                       194,824           4,063,870                 0             0            4,258,694
                                                  -------          ----------           -------     ---------            ---------


4.      Postpetition Payments                 List any postpetition payments to
        professionals and payments on prepetition debts in the schedule below (attach separate sheet if necessary).

        Payments To/On                                           Amount          Date           Check #        Order Date
        -------------------------------------------------        ------         -------         -------        ----------
        Professionals (attorneys,
           accountants, etc.):
        Townes Duncan                                             4,840         Various         Various
        -------------------------------------------------        ------         -------         -------        ----------
        Kristi Hester                                             5,120         Various         Various
        -------------------------------------------------        ------         -------         -------        ----------
        -------------------------------------------------        ------         -------         -------        ----------
        -------------------------------------------------        ------         -------         -------        ----------
        -------------------------------------------------        ------         -------         -------        ----------
        -------------------------------------------------        ------         -------         -------        ----------
        Prepetition debt(Payment to secured creditor)

        -------------------------------------------------        ------         -------         -------        ----------

        -------------------------------------------------        ------         -------         -------        ----------

        -------------------------------------------------        ------         -------         -------        ----------

                                                                  ATTACHMENT 1
                           CHAPTER 11                                   PAGE 3
                    MONTHLY OPERATING REPORT
                MONTHLY REPORTING QUESTIONNAIRE


CASE NAME:              Comptronix Corporation
                        ----------------------

CASE NUMBER:            396-06840
                        ----------------------

MONTH OF:               February 1997
                        ----------------------


BANK NAME:              Amsouth Operating         ACCOUNT #:     2791862
                        ----------------------                   -------------


Detail of Receipts:


Date                       Received from                    Explanation                    Amount
--------              ----------------------          ---------------------------         ---------
02/19/97              Davenport & Associates          SEC Settlement, Paul Medlin         41,599.57
--------              ----------------------          ---------------------------         ---------

02/19/97              Dun and Bradstreet              Collection on Daystar receivable     1,330.00
--------              ----------------------          ---------------------------         ---------

02/19/97              Sanmina                         Freight reimbursement                  116.25
--------              ----------------------          ---------------------------         ---------

02/19/97              ADP                             Refund of credit balance             4,684.01
--------              ----------------------          ---------------------------         ---------

02/19/97              NationsBank                                                              0.48
--------              ----------------------          ---------------------------         ---------

--------              ----------------------          ---------------------------         ---------

--------              ----------------------          ---------------------------         ---------

--------              ----------------------          ---------------------------         ---------

--------              ----------------------          ---------------------------         ---------

--------              ----------------------          ---------------------------         ---------

--------              ----------------------          ---------------------------         ---------

--------              ----------------------          ---------------------------         ---------

--------              ----------------------          ---------------------------         ---------

--------              ----------------------          ---------------------------         ---------

--------              ----------------------          ---------------------------         ---------

--------              ----------------------          ---------------------------         ---------

                                          *  Must agree to "Deposits" line of
Total Receipts           47,730.31        Item 3 on Attachment 1 (Page 2).

                                                                    ATTACHMENT 1
                                                                          PAGE 3

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


CASE NAME:      Comptronix Corporation
                ----------------------------------------
CASE NUMBER:    396-06840
                ----------------------------------------
MONTH OF:       February 1997
                ----------------------------------------

BANK NAME:      AmSouth Interest Bearing Account        ACCOUNT #: 530042653
                ----------------------------------------          ------------

Detail of Receipts:


   Date             Received from              Explanation         Amount
-----------    ----------------------    ----------------------  ----------

-----------    ----------------------    ----------------------  ----------

-----------    ----------------------    ----------------------  ----------

-----------    ----------------------    ----------------------  ----------

-----------    ----------------------    ----------------------  ----------

-----------    ----------------------    ----------------------  ----------

-----------    ----------------------    ----------------------  ----------

-----------    ----------------------    ----------------------  ----------

-----------    ----------------------    ----------------------  ----------

-----------    ----------------------    ----------------------  ----------

-----------    ----------------------    ----------------------  ----------

-----------    ----------------------    ----------------------  ----------

-----------    ----------------------    ----------------------  ----------

-----------    ----------------------    ----------------------  ----------

-----------    ----------------------    ----------------------  ----------

-----------    ----------------------    ----------------------  ----------

-----------    ----------------------    ----------------------  ----------

Total Receipts                           * Must agree to "Deposits" line of
               ----------------------    Item 3 on Attachment 1 (Page 2).

                                                                    ATTACHMENT 1
                                                                          PAGE 4


                                 CHAPTER 11
                          MONTHLY OPERATING REPORT
                       MONTHLY REPORTING QUESTIONNAIRE


CASE NAME:      Comptronix Corporation
                ------------------------------------
CASE NUMBER:    396-06840
                ------------------------------------
MONTH OF:       February 1997
                ------------------------------------

BANK NAME:      Amsouth Operating                         ACCOUNT #: 2791862
                ------------------------------------                ---------

Detail of Disbursements:


   Date          Check #           Paid To/In Payment Of            Amount
-----------   ------------  ---------------------------------    -------------

              See attached listing
-----------   ------------  ---------------------------------    -------------

-----------   ------------  ---------------------------------    -------------

-----------   ------------  ---------------------------------    -------------

-----------   ------------  ---------------------------------    -------------

-----------   ------------  ---------------------------------    -------------

-----------   ------------  ---------------------------------    -------------

-----------   ------------  ---------------------------------    -------------

-----------   ------------  ---------------------------------    -------------

-----------   ------------  ---------------------------------    -------------

-----------   ------------  ---------------------------------    -------------

-----------   ------------  ---------------------------------    -------------

-----------   ------------  ---------------------------------    -------------

-----------   ------------  ---------------------------------    -------------

-----------   ------------  ---------------------------------    -------------

Total Disburesements         14,900.24 *   * Must agree to "Disbursements" line
                            ------------   of Item 3 on Attachment 1  (Page 2).


         Comptronix Corporation
         February Check Register

 Date     Ck#          Payee                  Description                Amount       Deposit        Balance
 ----     ---          -----                  -----------                ------       -------        -------
                                                                                                   161,894.39
 2/6/97   4133    Townes Duncan              Contract Wages             4,840.00                   157,154.39
 2/6/97   4134    Becky Walter               Contract Wages               680.00                   156,474.39
 2/6/97   4135    Kristi Hesler              Contract Wages             2,560.00                   153,914.39
 2/6/97   4136    Arizona Dept. of Revenue   Payroll Taxes                769.68                   153,124.71
         Debit    Fed-Ex                     Freight                       64.50                   153,060.21
2/19/97   4137    Cellular One               Telephone                     62.91                   152,997.30
2/19/97   4138    Schuster Electronics       Parts                        430.10                   152,567.20
2/19/97   4139    Paul Shell                 Espense reimbursement         21.00                   152,546.20
2/19/97   4140    Fed-Ex                     Freight                      137.10                   152,409.10
2/19/97   4141    Cooks Pest Control         Pest Control                 222.00                   152,167.10
2/19/97   4142    Sanmine                    Fed-ex charges                56.25                   152,130.85
2/19/97           Deposit                                                            47,730.31     199,861.16
2/21/97   4143    Kristi Hesler              Contract wages             2,560.00                   197,301.16
2/24/97  Debit    Fed-Ex                     Freight                       15.50                   197,285.56
2/24/97   4144    Emory                      Freight                      181.65                   197,104.01
2/24/97   4145    Emory                      Freight                       35.65                   197,066.36
2/24/97   4146    Void                                                      0.00                   197,068.36
2/24/97   4147    Smith Barney               Proxy mailings             1,094.63                   195,973.53
2/24/97   4148    Becky Walter               Expense reimbursement          4.32                   195,969.21
2/24/97   4149    CT Corp                    Delaware agent fee           235.00                   195,734.21
2/24/97   4150    Void                                                      0.00                   195,734.21
2/24/97   4151    James Lee Kirk             AZ Property Tax              604.14                   195,130.07
2/24/97   4152    El Paso County Treasurer   CO Property Tax              185.86                   194,944.21
2/24/97  Debit    FedEx                      Freight                      119.75                   194,824.46
                                                                       -----------------------
                                                                       14,900.24     47,730.31

                                                                  ATTACHMENT 1
                                                                        PAGE 4

                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                       MONTHLY REPORTING QUESTIONNAIRE


CASE NAME:   Comptronix Corporation
            --------------------------------

CASE NUMBER: 396-06840
            --------------------------------

MONTH OF:
            --------------------------------

BANK NAME:  AmSouth Interest Bearing Account    ACCOUNT #:    5300426253
            --------------------------------              --------------------


Detail of Disbursements:


  Date        Check #              Paid To/In Payment Of                    Amount
--------    ----------  ----------------------------------------------   -----------

--------    ----------  ----------------------------------------------   -----------

--------    ----------  ----------------------------------------------   -----------

--------    ----------  ----------------------------------------------   -----------

--------    ----------  ----------------------------------------------   -----------

--------    ----------  ----------------------------------------------   -----------

--------    ----------  ----------------------------------------------   -----------

--------    ----------  ----------------------------------------------   -----------

--------    ----------  ----------------------------------------------   -----------

--------    ----------  ----------------------------------------------   -----------

--------    ----------  ----------------------------------------------   -----------

--------    ----------  ----------------------------------------------   -----------

--------    ----------  ----------------------------------------------   -----------

--------    ----------  ----------------------------------------------   -----------

--------    ----------  ----------------------------------------------   -----------

--------    ----------  ----------------------------------------------   -----------

                                                *  Must agree to "Disbursements" line
Total Disburesements               -   *        of Item 3 on Attachment 1  (Page 2).
                       ----------------

                                                                     FORM OPR-1

CASE NAME: Comptronix Corporation              COMPARATIVE BALANCE SHEETS
           ------------------------------
CASE NUMBER: 396-06840                         MONTH ENDED: 03/02/97
             ----------------------------                   -------------

                                               FILING
                                                DATE        MONTH        MONTH        MONTH       MONTH       MONTH       MONTH
                                               8/8/96      9/29/96      10/27/96    11/24/96    12/31/96     2/2/97      03/02/97
                                             ----------   ----------   ----------   ---------   ---------   ---------   ---------
ASSETS

CURRENT ASSETS

   Cash                                               -      910,343    1,067,914   5,352,153   4,310,109   4,225,864   4,258,694
                                             ----------   ----------   ----------   ---------   ---------   ---------   ---------

   Other negotiable instruments (i.e.
      CD's, Treasury bills, etc.)                     -            -            -           -
                                             ----------   ----------   ----------   ---------   ---------   ---------   ---------

   Accounts receivable, net (See OPR-3)       6,178,018    6,960,493    6,641,386     539,349     504,605     504,605     504,605
                                             ----------   ----------   ----------   ---------   ---------   ---------   ---------

      Less allowance for doubtful accounts     (267,662)    (120,331)    (124,331)          -
                                             ----------   ----------   ----------   ---------   ---------   ---------   ---------

   Inventory, at lower of cost or market     14,077,309    9,802,242    4,085,577           -
                                             ----------   ----------   ----------   ---------   ---------   ---------   ---------

   Prepaid expenses and deposits              1,706,757    1,220,618    1,191,303     623,174     621,174     621,174     597,776
                                             ----------   ----------   ----------   ---------   ---------   ---------   ---------

   Investments                                    3,024        3,024        3,024       3,024       3,024       3,024       3,024
                                             ----------   ----------   ----------   ---------   ---------   ---------   ---------

   Other:    OTHER RECEIVABLE                   200,450      755,260      728,748     468,870     464,247     464,247     464,247
             -------------------------       ----------   ----------   ----------   ---------   ---------   ---------   ---------

      TOTAL CURRENT ASSETS                   21,897,895   19,531,649   13,593,621   6,986,570   5,903,159   5,818,914   5,828,345
                                             ----------   ----------   ----------   ---------   ---------   ---------   ---------

PROPERTY, PLANT AND EQUIPMENT, AT COST       40,764,692   40,784,390   34,810,623           -
                                             ----------   ----------   ----------   ---------   ---------   ---------   ---------

   Less accumulated depreciation             27,101,242   27,712,523   28,012,084           -
                                             ----------   ----------   ----------   ---------   ---------   ---------   ---------

      NET PROPERTY, PLANT AND EQUIPMENT      13,663,449   13,071,867    6,798,539           -
                                             ----------   ----------   ----------   ---------   ---------   ---------   ---------

OTHER ASSETS

   DEFERRED FINANCING COSTS           *       1,017,907      972,157            -           -
   -----------------------------------       ----------   ----------   ----------   ---------   ---------   ---------   ---------

   ASSETS HELD FOR SALE               *          38,227       38,227            -           -
   -----------------------------------       ----------   ----------   ----------   ---------   ---------   ---------   ---------


      TOTAL ASSETS                           36,617,479   33,613,900   20,392,160   6,986,570   5,903,159   5,818,914   5,828,345
                                             ----------   ----------   ----------   ---------   ---------   ---------   ---------


* Itemize on separate page if value of "Other Assets" exceeds 10% of "Total Assets".

                                                                     FORM OPR-2

CASE NAME: Comptronix Corporation               COMPARATIVE BALANCE SHEETS
           ---------------------------
CASE NUMBER: 396-06840                          MONTH ENDED: 03/02/97
             -------------------------                       -------------

                                    FILING
                                     DATE          MONTH         MONTH        MONTH        MONTH         MONTH        MONTH
                                   08/08/96       09/29/96      10/27/96    11/24/96     12/31/96       2/2/97       03/02/97
                                  -----------   -----------   -----------  -----------  -----------   -----------   -----------
LIABILITIES

   POST PETITION LIABILITIES
     (See OPR-4)                            -     1,280,695     1,965,257    1,435,848      512,478       590,909       590,909

   Miscellaneous Accruals             470,411

   PRE PETITION LIABILITIES
      Priority debt
                                  -----------   -----------   -----------  -----------  -----------   -----------   -----------

      Secured debt                 14,312,340    12,574,884    12,220,823            -
                                  -----------   -----------   -----------  -----------  -----------   -----------   -----------

      Unsecured debt               41,103,974    41,878,875    41,380,756   39,953,764   40,053,699    39,953,257    39,953,257
                                  -----------   -----------   -----------  -----------  -----------   -----------   -----------

          TOTAL PRE PETITION
            LIABILITIES            55,416,314    54,453,759    53,601,578   39,953,764   40,053,699    39,953,257    39,953,257
                                  -----------   -----------   -----------  -----------  -----------   -----------   -----------


            TOTAL LIABILITIES      55,886,725    55,734,454    55,566,835   41,389,613   40,566,177    40,544,166    40,544,166
                                  -----------   -----------   -----------  -----------  -----------   -----------   -----------


SHAREHOLDERS' EQUITY (DEFICIT)

   PREFERRED STOCK                 19,964,001    20,013,911    20,013,911   14,101,603   14,101,603    14,101,603    14,101,603
                                  -----------   -----------   -----------  -----------  -----------   -----------   -----------

   COMMON STOCK                       132,984       132,984       132,984      140,374      140,374       140,374       140,374
                                  -----------   -----------   -----------  -----------  -----------   -----------   -----------

   PAID-IN CAPITAL                 29,784,050    29,793,880    29,798,794   35,703,712   35,703,712    35,703,712    35,703,712
                                  -----------   -----------   -----------  -----------  -----------   -----------   -----------

   RETAINED EARNINGS
      Through filing date         (69,150,281)  (69,150,281)  (69,150,281) (69,150,281) (69,150,281)  (69,150,281)  (69,150,281)
                                  -----------   -----------   -----------  -----------  -----------   -----------   -----------

      Post filing date                           (2,911,048)  (15,970,083) (15,198,452) (15,458,427)  (15,520,660)  (15,511,229)
                                  -----------   -----------   -----------  -----------  -----------   -----------   -----------

          TOTAL SHAREHOLDERS'
            EQUITY                (19,269,246)  (22,120,554)  (35,174,675) (34,403,043) (34,663,018)  (34,725,252)  (34,715,821)
                                  -----------   -----------   -----------  -----------  -----------   -----------   -----------


          TOTAL LIABILITIES AND
            SHAREHOLDERS' EQUITY   36,617,479    33,613,900    20,392,160    6,986,570    5,903,159     5,818,914     5,828,345
                                  -----------   -----------   -----------  -----------  -----------   -----------   -----------

CASE NAME:Comptronix Corporation                 SUMMARY OF ACCOUNTS RECEIVABLE
          ----------------------

CASE NUMBER:  396-06840                      MONTH ENDED 03/02/97
              ---------                                  --------

                                                                            0-30        31-60       61-90       OVER
                                                TOTAL                       DAYS        DAYS        DAYS       90 DAYS
                                               ---------                  ---------   ---------   ---------    --------
DATE OF FILING:          08/08/96              6,178,018                  3,112,009   2,245,054     525,722     295,234
                --------------------           ---------                  ---------   ---------   ---------    --------
   Allowance for doubtful accounts              (267,662)                                                      (267,662)
                                               ---------                                                       --------

MONTH:    August - Ending 8/25/96              6,759,103                  3,659,066   1,892,451     929,043     278,543
          --------------------------           ---------                  ---------   ---------   ---------    --------
   Allowance for doubtful accounts              (271,662)                                                      (271,662)
                                               ---------                                                       --------

MONTH:    September - Ending 9/29/96           6,950,460                  3,688,742   1,961,765   1,012,861     297,126
          --------------------------           ---------                  ---------   ---------   ---------    --------
   Allowance for doubtful accounts              (120,301)                                                      (120,331)
                                               ---------                                                       --------

MONTH:    October - Ending 10/27/96            6,641,386                  3,558,288   1,850,472   1,058,644     135,562
          --------------------------           ---------                  ---------   ---------   ---------    --------
   Allowance for doubtful accounts              (124,331)                                                      (124,331)
                                               ---------                                                       --------

MONTH:    November - Ending 11/24/96             539,349                     34,744                             504,605
          --------------------------           ---------                  ---------   ---------   ---------    --------
   Allowance for doubtful accounts                     0
                                               ---------                                                       --------

MONTH:    December - Ending 12/31/96             504,605                                                        504,605
          --------------------------           ---------                  ---------   ---------   ---------    --------
   Allowance for doubtful accounts
                                               ---------                                                       --------

MONTH:    January - Ending 2/2/97                504,605                                                        504,605
          --------------------------           ---------                  ---------   ---------   ---------    --------
   Allowance for doubtful accounts
                                               ---------                                                       --------

MONTH:    February 1997                          504,605                                                        504,605
          --------------------------           ---------                  ---------   ---------   ---------    --------
   Allowance for doubtful accounts
                                               ---------                                                       --------


NOTE: Total accounts receivable and total allowance for doubtful accounts shown here must agree with the same items as shown on Form OPR-1.

                                                                     FORM OPR-4


CASE NAME: Comptronix Corporation       SCHEDULE OF POST PETITION LIABILITIES
           ----------------------
CASE NUMBER:  396-06840                 MONTH ENDED: 03/02/97
              -------------------                    ------------------------

                                  DATE          DATE          TOTAL          0-30            31-60       61-90        OVER
                                 INCURED         DUE           DUE           DAYS            DAYS        DAYS       90 DAYS
                                 -------       -------      ----------     ----------        -----       ----       -------
TAXES PAYABLE
   Federal/State Income Tax
     Withholding
                                 -------       -------      ----------     ----------        -----       ----       -------
   FICA
                                 -------       -------      ----------     ----------        -----       ----       -------
   Unemployment Tax
                                 -------       -------      ----------     ----------        -----       ----       -------
   Sales Tax
                                 -------       -------      ----------     ----------        -----       ----       -------
   Personal Property Tax
                                 -------       -------      ----------     ----------        -----       ----       -------
      TOTAL TAXES PAYABLE
                                 -------       -------      ----------     ----------        -----       ----       -------
POSTPETITION SECURED DEBT
                                 -------       -------      ----------     ----------        -----       ----       -------
POSTPETITION UNSECURED DEBT
                                 -------       -------      ----------     ----------        -----       ----       -------
ACCRUED INTEREST PAYABLE
                                 -------       -------      ----------     ----------        -----       ----       -------

TRADE ACCOUNTS PAYABLE & OTHER:
   (list separately*)

   Miscellaneous Accruals        Various       Various      590,909.00     590,909.00
   ---------------------------   -------       -------      ----------     ----------        -----       ----       -------

   ---------------------------   -------       -------      ----------     ----------        -----       ----       -------

   ---------------------------   -------       -------      ----------     ----------        -----       ----       -------

   ---------------------------   -------       -------      ----------     ----------        -----       ----       -------

   ---------------------------   -------       -------      ----------     ----------        -----       ----       -------

   TOTALS                                                   590,909.00     590,909.00           -          -            -
                                 -------       -------      ----------     ----------        -----       ----       -------

*  Attach separate page if necessary.

NOTE: Total postpetition liabilities shown here must agree with the same item as shown on Form OPR-2 of this report.

CASE NAME: Comtronix Corporation         STATEMENT OF OPERATIONS      FORM OPR-5
          -------------------------

CASE NUMBER:   398-06840             MONTH ENDED:  3/2/07
            -----------------------              ------------------

                                                           MONTH                MONTH                MONTH              MONTH
                                                         SEPTEMBER             OCTOBER              NOVEMBER           DECEMBER
                                                        ----------             ---------            --------           -------
NET REVENUE (INCOME)                                     4,658,022             3,345,428            394,765
                                                        ----------             ---------            --------           -------
COST OF GOODS SOLD
        Material                                         3,136,107             3,990,275            311,460
                                                        ----------             ---------            --------           -------
        Labor-Direct                                       646,885               426,149            101,695
                                                        ----------             ---------            --------           -------
        Manufacturing Overhead                           1,016,584               421,596            359,434            181,779
                                                        ----------             ---------            --------           -------
                TOTAL COST OF GOODS SOLD                 4,799,576             4,838,019            772,589            181,779
                                                        ----------             ---------            --------           -------
GROSS PROFIT                                              (141,554)           (1,492,591)          (377,824)          (181,779)
                                                        ----------             ---------            --------           -------
OPERATING EXPENSES
        Selling and Marketing
                                                        ----------             ---------            --------           -------
        General and Administrative                         461,869               321,931            374,387            105,959
                                                        ----------             ---------            --------           -------
        Other:  Amortization and Misc.                     997,222                 1,174            (33,218)           (27,763)
                                                        ----------             ---------            --------           -------
                TOTAL OPERATING EXPENSES                 1,459,091               323,105            341,169             78,196
                                                        ----------             ---------            --------           -------
INCOME BEFORE INTEREST, DEPRECIATION,
        TAXES OR EXTRAORDINARY EXPENSES                 (1,600,645)           (1,815,697)          (718,992)          (259,975)
                                                        ----------             ---------            --------           -------
INTEREST EXPENSE                                            (4,926)              117,062            (85,355)
                                                        ----------             ---------            --------           -------
DEPRECIATION                                               302,589               299,561
                                                        ----------             ---------            --------           -------
LOSS ON SALE OF ASSETS (EST)                             9,854,558                               (1,405,268)
                                                        ----------             ---------            --------           -------
PREFERRED DIVIDENDS (ACCRUAL)                              (49,910)
                                                        ----------             ---------            --------           -------

        NET INCOME                                     (11,702,955)           (2,232,319)           771,631           (259,975)
                                                       -----------            ----------         ----------           --------


                                                                  MONTH                 MONTH                    FILING
                                                                 JANUARY               FEBRUARY                 TO DATE
                                                                 -------                -----                  -----------
NET REVENUE (INCOME)                                                                                            10,548,753
                                                                 -------                -----                  -----------
COST OF GOODS SOLD

        Material                                                                                                 8,879,226
                                                                 -------                -----                  -----------
        Labor-Direct                                                                                             1,402,177
                                                                 -------                -----                  -----------
        Manufacturing Overhead                                                                                   3,444,348
                                                                 -------                -----                  -----------
                TOTAL COST OF GOODS SOLD                                                                        13,725,751
                                                                 -------                -----                  -----------
GROSS PROFIT                                                                                                    (3,176,998)
                                                                 -------                -----                  -----------
OPERATING EXPENSES
        Selling and Marketing                                                                                            -
                                                                 -------                -----                  -----------
        General and Administrative                               (62,233)               9,431                    1,760,549
                                                                 -------                -----                  -----------
        Other:          Amortization and Misc.                                                                     979,561
                                                                 -------                -----                  -----------
                TOTAL OPERATING EXPENSES                                                                         2,792,911
                                                                 -------                -----                  -----------
INCOME BEFORE INTEREST, DEPRECIATION,
        TAXES OR EXTRAORDINARY EXPENSES                          (62,233)               9,431                   (6,022,711)
                                                                 -------                -----                  -----------
INTEREST EXPENSE                                                                                                   199,567
                                                                 -------                -----                  -----------
DEPRECIATION                                                                                                       789,752
                                                                 -------                -----                  -----------
LOSS ON SALE OF ASSETS (EST)                                                                                     8,449,290
                                                                 -------                -----                  -----------
PREFERRED DIVIDENDS (ACCRUAL)                                                                                       49,910
                                                                 -------                -----                  -----------

        NET INCOME                                               (62,233)               9,431                  (15,511,229)
                                                                 -------                -----                  -----------